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                                                                    EXHBIIT 10.2

                             SECURED PROMISSORY NOTE


July 22, 1998                                                           $500,000

         For value received, the undersigned, T. BENJAMIN JENNINGS (the "Payor"), promises to pay to METAL MANAGEMENT, INC., a Delaware corporation (the "Payee"), Five Hundred Thousand Dollars ($500,000) upon the terms and conditions set forth herein.

           Interest shall accrue upon the unpaid principal amount hereof at the rate of ten percent (10%) per annum. Notwithstanding the foregoing, during the continuance of any Event of Default interest shall accrue on the unpaid principal amount hereof at the rate of twelve percent (12%) per annum and be payable upon demand.

         The principal amount hereof and interest thereon shall be payable on July 22, 1999.

         This Secured Promissory Note is secured pursuant to a Pledge Agreement as of even date herewith, by and between the Payee and the Payor (as the same may be amended, supplemented or otherwise modified from time to time in accordance with their terms, the "Pledge Agreement").

         This Note may be prepaid at any time, without premium or penalty. All payments received by the Payee shall be applied first to any attorneys' fees, costs or other charges then due pursuant to the terms of this Note, next to accrued and unpaid interest and the balance, if any, to principal. Payments of principal and interest are to be made in the lawful money of the United States of America at the office of the Payee, 500 N. Dearborn Street, Chicago, Illinois 60610, Attention: Treasurer.

         If any of the following events shall occur (each, an "Event of Default"):

         (a) failure by Payor to pay any principal or interest on this Note when the same shall become due and payable;

         (b) any representation or warranty by Payor in the Pledge Agreement is incorrect in any material respect as of the date made;

         (c) Payor fails to perform any term, covenant or agreement in the Pledge Agreement;

         (d) a final judgment or order for the payment of money in excess of $50,000 shall be rendered against Payor and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or



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         (e) Payor becomes insolvent or generally fails to pay, or admits in writing his inability to pay his debts as they become due; Payor applies for a trustee, receiver or other custodian for him or a substantial part of his property; a trustee, receiver or other custodian is appointed for Payor; any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, is commenced in respect of Payor; or Payor shall die or be judged incompetent;

then, in the case of any Event of Default under clause (e) above, all indebtedness evidenced hereby, all interest thereon and all other amounts payable hereunder (or any other document or instrument delivered in connection herewith) shall automatically be and become immediately due and payable, and in the case of any other Event of Default, the Payee may, by notice to the Payor, declare all indebtedness evidenced hereby, all interest thereon and all other amounts payable hereunder (or any other document or instrument delivered in connection herewith) to be forthwith due and payable, whereupon all indebtedness evidenced hereby, all such interest and all such amounts will become and be forthwith due and payable, all without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Payor.

         In addition to, and not in limitation of, the foregoing, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all losses, costs, expenses, and charges including reasonable attorneys' fees and expenses, incurred by the holder of this Note in seeking to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise. The Payee may assign all or any portion of this Note. If the Payee does assign all or any portion of this Note, the Payor agrees to reissue simultaneously, upon surrender of this Note at the principal offices of the Payor for new Note(s), new Note(s) of like tenor representing in the aggregate all amounts owing hereunder and each of such new Note(s) shall represent such portion of such amounts as may be designated by the Payee at the time of such surrender.

         If any day upon which any principal or interest due and owing hereunder falls on a day other than a business day (a day other than a Saturday, Sunday or other day on which commercial banks in Chicago, Illinois are authorized or required to close (a "Business Day"), then any payments due hereunder on such day shall be made the next succeeding Business Day and interest shall accrue and be payable for such additional period.

         Both parties hereto severally waive presentment for payment, demand, protest and notice of dishonor and nonpayment.




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         This Note may not be changed or modified except in a writing signed by the Payee and shall be governed by the internal laws of the State of Illinois.

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PAYEE OR THE PAYOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS LOCATED IN COOK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE PAYEE'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PAYOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS LOCATED IN COOK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE PAYOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE PAYOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         THE PAYOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT RELATED HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PAYOR OR THE PAYEE.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first above written.



                                         /s/ T. Benjamin Jennings
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                                         T. Benjamin Jennings









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